UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 23, 2006

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

341 North Main Street, Troy, North Carolina	27371
(Address of Principal Executive Offices)	(Zip Code)

(910) 576-6171

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

First Bancorp

INDEX

Page

Item 8.01 - Other Events	3

Item 9.01 - Financial Statements and Exhibits	3

Signatures	4

Exhibit 99.1 Press Release dated January 23, 2006	Exhibit

2

Item 8.01 - Other Events

On January 23, 2006, the Registrant announced that it had entered into an agreement with First Citizens Bank & Trust Company (“First Citizens”) to purchase the First Citizens branch located in Dublin, Virginia. The terms of the agreement call for the Registrant to acquire the branch facility and substantially all of the deposits located at the branch. Substantially all of the loans located at the branch will be retained by First Citizens, with only lines of credit associated with deposits being transferred to the Registrant. The press release announcing the agreement is attached as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.     Exhibit Title

99.1         Press Release Dated January 23, 2006

3

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

January 24, 2006	By:	/s/ James H. Garner
James H. Garner
President and Chief Executive Officer

4